UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2008

SHENGDATECH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31937	26-2522031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Youth Pioneer Park Tai’an Economic and Technological Development Zone Tai’an City, Shandong Province 271000 People’s Republic of China
(Address of principal executive offices)

(86-538) 856-0618
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02. Results of Operations and Financial Condition.

On November 11, 2008, ShengdaTech, Inc. (the “Company”) issued a press release announcing its results for the quarter ended September 30, 2008. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 11, 2008, the Company dismissed Hansen, Barnett & Maxwell, P.C. (“Hansen”) as the Company’s independent registered public accounting firm.

For fiscal year 2007, 2006 and 2005, Hansen issued reports on the Company’s consolidated balance sheets as of December 31, 2007, 2006, and 2005, and the related consolidated statements of income and comprehensive income, shareholders’ equity, and cash flows for each of the years ended December 31, 2007, 2006, and 2005. The reports of Hansen on the foregoing financial statements did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope or accounting principles. Hansen also reviewed the Company’s interim condensed consolidated financial statements as of and for the quarters ended March 31, June 30, and September 30, 2008.

During the three fiscal years ended December 31, 2005, 2006 and 2007, and through November 11, 2008, (i) there were no disagreements between the Company and Hansen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Hansen would have caused Hansen to make reference to the subject matter of disagreement in connection with its reports on the Company’s financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(iv) of Regulation S-K.

On November 11, 2008, we engaged KPMG as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2008. The Company’s Audit Committee and Board of Directors recommended, authorized, and approved the decision to dismiss Hansen, as our independent registered public accounting firm and to engage KPMG to serve as our independent registered public accounting firm.

On November 13, 2008, we provided Hansen with a copy of this Form 8-K, and requested that Hansen furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements within ten (10) business days of the filing of this Form 8-K. We will file an amendment to this Form 8-K within two days of receipt of Hansen’s letter and attach it as an exhibit.

On November 13, 2008, the Company issued a press release announcing the engagement of KPMG as its new independent registered public accounting firm. A copy of the press release is attached as Exhibit 99.3 to this report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On November 11, 2007, the Company held an earnings conference in connection with its earnings for the quarter ended September 30, 2008. The earnings conference script is attached as Exhibit 99.2 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release of ShengdaTech, Inc., dated November 11, 2008.
99.2	Copy of the Earnings Conference Script, dated November 11, 2008.
99.3	Press Release of ShengdaTech, Inc., engaging KPMG as its independent registered public accounting firm, dated November 13, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShengdaTech, Inc.

Dated: November 13, 2008	By:	/s/ Xiangzhi Chen
Xiangzhi Chen
President and Chief Executive Officer